EXHIBIT 1

 Executive Officers and Directors of U.S. Industries, Inc. and USI Global Corp.
                          Who Are Not Reporting Persons

      The following sets forth certain information about executive officers and directors of U.S. Industries, Inc. and USI Global Corp. who are not Reporting Persons. All persons listed are United States citizens.

-------------------------------------  ------------------------------------------------------
Name and Residence or                  Present Principal Occupation or Employment;
Business Address                       Name, Principal Business and Address in
                                       Which Such Employment is Conducted (if
                                       Different from Business Address of Employer)
-------------------------------------  ------------------------------------------------------
David H. Clarke                        Chairman and Chief Executive Officer
c/o U.S. Industries, Inc.              U.S. Industries, Inc.
777 S. Flagler Drive, Suite 1108       President
West Palm Beach, FL 33401              USI Global Corp.

Steven C. Barre                        Senior Vice President, General Counsel and Secretary
c/o U.S. Industries, Inc.              U.S. Industries, Inc.
777 S. Flagler Drive, Suite 1108       USI Global Corp.
West Palm Beach, FL 33401
                                       Director
                                       USI Global Corp.

Dorothy E. Sander                      Senior Vice President - Administration
c/o U.S. Industries, Inc.              U.S. Industries, Inc.
777 S. Flagler Drive, Suite 1108       USI Global Corp.
West Palm Beach, FL 33401

Allan D. Weingarten                    Senior Vice President, Chief Financial Officer
c/o U.S. Industries, Inc.              U.S. Industries, Inc.
777 S. Flagler Drive, Suite 1108       USI Global Corp.
West Palm Beach, FL 33401

R. Bruce Clithero                      Treasurer
c/o U.S. Industries, Inc.              U.S. Industries, Inc.
777 S. Flagler Drive, Suite 1108       USI Global Corp.
West Palm Beach, FL 33401

Francisco V. Punal                     Vice President and Controller
c/o U.S. Industries, Inc.              U.S. Industries, Inc.
777 S. Flagler Drive, Suite 1108       USI Global Corp.
West Palm Beach, FL 33401

-------------------------------------  ------------------------------------------------------
Name and Residence or                  Present Principal Occupation or Employment;
Business Address                       Name, Principal Business and Address in
                                       Which Such Employment is Conducted (if
                                       Different from Business Address of Employer)
-------------------------------------  ------------------------------------------------------
Diana E. Burton                        Vice President - Investor Relations
c/o U.S. Industries, Inc.              U.S. Industries, Inc.
777 S. Flagler Drive, Suite 1108
West Palm Beach, FL 33401

Alan Schutzman                         Vice President and Associate General Counsel
c/o U.S. Industries, Inc.              U.S. Industries, Inc.
777 S. Flagler Drive, Suite 1108
West Palm Beach, FL 33401

Brian C. Beazer                        Chairman, Beazer Homes USA, Inc.
c/o U.S. Industries, Inc.              Director of U.S. Industries, Inc.
777 S. Flagler Drive, Suite 1108
West Palm Beach, FL 33401

William E. Butler                      Retired Chairman and Chief Executive Officer, Eaton
c/o U.S. Industries, Inc.              Corporation
777 S. Flagler Drive, Suite 1108       Director of U.S. Industries, Inc.
West Palm Beach, FL 33401

John J. McAtee, Jr.                    Chairman, McAtee & Co., L.L.C.
c/o U.S. Industries, Inc.              Director of U.S. Industries, Inc.
777 S. Flagler Drive, Suite 1108
West Palm Beach, FL 33401

The Hon. Charles H. Price, II          Retired Chairman, Mercantile Bank of Kansas City
c/o U.S. Industries, Inc.              Director of U.S. Industries, Inc.
777 S. Flagler Drive, Suite 1108
West Palm Beach, FL 33401

Sir Harry Solomon                      Director, Consolidated Land Investments Limited
c/o U.S. Industries, Inc.              Director of U.S. Industries, Inc.
777 S. Flagler Drive, Suite 1108
West Palm Beach, FL 33401

Royall Victor III                      Retired Managing Director, Chase Securities Inc.
c/o U.S. Industries, Inc.              Director of U.S. Industries, Inc.
777 S. Flagler Drive, Suite 1108
West Palm Beach, FL 33401

-------------------------------------  ------------------------------------------------------
Name and Residence or                  Present Principal Occupation or Employment;
Business Address                       Name, Principal Business and Address in
                                       Which Such Employment is Conducted (if
                                       Different from Business Address of Employer)
-------------------------------------  ------------------------------------------------------
Mark Vorder Bruegge                    Retired Vice Chairman, United American Bank of Memphis
c/o U.S. Industries, Inc.              Director of U.S. Industries, Inc.
777 S. Flagler Drive, Suite 1108
West Palm Beach, FL 33401

Robert R. Womack                       Retired Chairman and Chief Executive Officer, Zurn
c/o U.S. Industries, Inc.              Industries, Inc.
777 S. Flagler Drive, Suite 1108       Director of U.S. Industries, Inc.
West Palm Beach, FL 33401
-------------------------------------  ------------------------------------------------------


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